Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: November 11, 2013	FIF V PFD LLC

		By:	/s/ Wesley R. Edens
			Name:	Wesley R. Edens
			Title:	President and Sole Manager

Dated: November 11, 2013	FIG LLC

		By:	/s/ David N. Brooks
			Name:	David N. Brooks
			Title:	Secretary

Dated: November 11, 2013
FORTRESS INVESTMENT FUND V (Fund A) L.P.
FORTRESS INVESTMENT FUND V (Fund D) L.P.
FORTRESS INVESTMENT FUND V (Fund E) L.P.
FORTRESS INVESTMENT FUND V (Coinvestment Fund A) L.P.
FORTRESS INVESTMENT FUND V (Coinvestment Fund D) L.P.

	By:	Fortress Fund V GP L.P.,
the general partner of the foregoing entities

		By:	Fortress Fund V GP Holdings Ltd.,
its general partner

		By:	/s/ David N. Brooks
			Name:	David N. Brooks
			Title:	Secretary

Dated: November 11, 2013
FORTRESS INVESTMENT FUND V (Fund B) L.P.
FORTRESS INVESTMENT FUND V (Fund C) L.P.
FORTRESS INVESTMENT FUND V (Fund F) L.P.
FORTRESS INVESTMENT FUND V (Coinvestment Fund B) L.P.
FORTRESS INVESTMENT FUND V (Coinvestment Fund C) L.P.
FORTRESS INVESTMENT FUND V (Coinvestment Fund F) L.P.

	By:	Fortress Fund V GP (BCF) L.P.,
the general partner of the foregoing entities

		By:	Fortress Fund V GP (BCF) Holdings Ltd.,
its general partner

		By:	/s/ David N. Brooks
			Name:	David N. Brooks
			Title:	Secretary

Dated: November 11, 2013	FORTRESS FUND V GP L.P.

		By:	Fortress Fund V GP Holdings Ltd.,
its general partner

		By:	/s/ David N. Brooks
			Name:	David N. Brooks
			Title:	Secretary

Dated: November 11, 2013	FORTRESS FUND V GP (BCF) L.P.

		By:	Fortress Fund V GP (BCF) Holdings Ltd.,
its general partner

		By:	/s/ David N. Brooks
			Name:	David N. Brooks
			Title:	Secretary

Dated: November 11, 2013	FORTRESS FUND V GP HOLDINGS LTD.

		By:	/s/ David N. Brooks
			Name:	David N. Brooks
			Title:	Secretary

Dated: November 11, 2013	FORTRESS FUND V GP (BCF) HOLDINGS LTD.

	By:	/s/ David N. Brooks
		Name:	David N. Brooks
		Title:	Secretary

Dated: November 11, 2013	FORTRESS OPERATING ENTITY I LP

		By:	FIG Corp., its general partner

		By:	/s/ David N. Brooks
			Name:	David N. Brooks
			Title:	Secretary

Dated: November 11, 2013	PRINCIPAL HOLDINGS I LP

		By:	FIG ASSET CO. LLC, its general partner

		By:	/s/ David N. Brooks
			Name:	David N. Brooks
			Title:	Secretary

Dated: November 11, 2013	FIG CORP.

	By:	/s/ David N. Brooks
		Name:	David N. Brooks
		Title:	Secretary

Dated: November 11, 2013	FIG ASSET CO. LLC

	By:	/s/ David N. Brooks
		Name:	David N. Brooks
		Title:	Secretary

Dated: November 11, 2013	FORTRESSS INVESTMENT GROUP LLC

	By:	/s/ David N. Brooks
		Name:	David N. Brooks
		Title:	Secretary

Dated: November 11, 2013	/s/ Wesley R. Edens
Wesley R. Edens

ANNEX A

Directors and Officers of Fortress Investment Group LLC, FIG LLC, FIG Asset Co. LLC, FIG Corp., Fortress Operating Entity I LP, and Principal Holdings I LP:

Business Address: c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, NY, NY USA 10105.

Name:	Principal Occupation:

Wesley R. Edens	Principal and Co-Chairman of the Board of Directors
Randal A. Nardone	Chief Executive Officer, Principal and Director
Peter L. Briger Jr.	Principal and Co-Chairman of the Board of Directors
Michael E. Novogratz	Principal and Director
David N. Brooks	Secretary, Vice President and General Counsel
Daniel Bass	Chief Financial Officer and Treasurer

Directors and Officers of FIF V PFD LLC:

Business Address: c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, NY, NY USA 10105.

Name:	Principal Occupation:

Wesley R. Edens	President and Sole Manager

Directors and Officers of Fortress Fund V GP L.P., Fortress Fund V GP Holdings Ltd., Fortress Fund V GP (BCF) L.P., and Fortress Fund V GP (BCF) Holdings Ltd:

Business Address: c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, NY, NY USA 10105.

Name:	Principal Occupation:

Wesley R. Edens	Chief Executive Officer and Director
Randal A. Nardone	Chief Operating Officer and Director
David N. Brooks	Secretary
John Morrissey	Chief Financial Officer
Daniel Bass	Authorized Signatory
Cameron MacDougall	Assistant Secretary